UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 5, 2021

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California		90067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AL	New York Stock Exchange

6.150% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	AL PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to Air Lease Corporation’s (the “Company’s”) Class A Common Stockholders at the 2021 Annual Meeting of Stockholders held on May 5, 2021:

1)	The election of eight directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

2)	The ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021.

3)	The advisory approval of 2020 compensation awarded to named executive officers.

Holders of the Company’s Class A Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to, each matter are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew J. Hart	94,540,478	1,922,571	23,196	6,143,144
Cheryl Gordon Krongard	95,231,195	1,141,988	112,062	6,143,144
Marshall O. Larsen	95,536,236	925,456	23,553	6,143,144
Susan McCaw	95,774,000	693,399	18,846	6,143,144
Robert A. Milton	93,171,211	3,294,491	20,543	6,143,144
John L. Plueger	94,975,942	1,486,361	23,942	6,143,144
Ian M. Saines	95,562,187	902,495	21,562	6,143,144
Steven F. Udvar-Házy	94,812,638	1,657,290	16,317	6,143,144

The eight nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of KPMG LLP as Air Lease Corporation’s Independent Registered Public Accounting Firm for 2021

The results of the voting were 101,906,493 for, 687,571 against and 35,325 abstentions. There were no broker non-votes on this matter. The appointment of KPMG LLP was ratified for 2021.

Advisory Approval of 2020 Named Executive Officer Compensation

The results of the voting were 92,827,133 for, 3,560,700 against, 98,412 abstentions and 6,143,144 broker non-votes. The 2020 compensation awarded to Air Lease Corporation’s named executive officers was approved on an advisory basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: May 7, 2021	By:	/s/ Carol H. Forsyte
	Name:	Carol H. Forsyte
	Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer